SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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Fonix Corporation

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Fonix Corporation
9350 South 150 East, Suite 700
Sandy, Utah 84070
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 28, 2007

To the Shareholders:

Notice is hereby given that the Annual Meeting of the Shareholders of Fonix Corporation (the Company") will be held at the Company’s Headquarters, located at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Friday, December 28, 2007, at 10:00 a.m., M.S.T., for the following purposes, which are discussed in the following pages and which are made part of this Notice:

1.	To elect three directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

2.	To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountants for the fiscal year ending December 31, 2007;

3.	To consider and act upon a proposed amendment to the Company's certificate of incorporation that increases the authorized capital of the Company to include 20,000,000,000 shares of common stock; and

4.	To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on Monday, November 19, 2007, as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof.  A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 9350 South 150 East, Suite 700, Sandy, Utah 84070, during the ten business days prior to the meeting.

You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy.  Your vote is important.  Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting.  The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting.  The return envelope requires no postage if mailed in the United States.  If mailed elsewhere, foreign postage must be affixed.  Your proxy is revocable at any time before the meeting.

By Order of the Board of Directors,

/s/ Thomas A. Murdock
Salt Lake City, Utah
___________, 2007	Thomas A. Murdock,
Chairman of the Board and Chief Executive Officer

Fonix Corporation
9350 South 150 East, Suite 700
Sandy, Utah 84070
(801) 553-6600

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Board of Directors of Fonix Corporation ("Fonix" or the "Company") for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Friday, December 28, 2007, at 10:00 a.m., M.S.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.  When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy.  If a signed proxy is returned but no specific instructions are given, the shares will be voted (i) FOR the nominees for directors set forth herein; and (ii) FOR approval of Hansen, Barnett & Maxwell as the Company’s independent public accountants for the fiscal year ending December 31, 2007; and (iii) FOR approval of a proposed amendment to the Company’s certificate of incorporation that would increase the authorized capital of the Company to include 20,000,000,000 shares of common stock; and (iv) in the discretion of the Proxies with respect to any matter that is properly brought before the meeting.  A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company’s Secretary prior to the Annual Meeting or by giving a later dated proxy.

The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company’s Class A common stock entitled to vote shall constitute a quorum for the transaction of business.  The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office.  A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect.  Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company.  (The Company anticipates that the inspectors will be employees, attorneys or agents of the Company.)

The close of business on Monday, November 19, 2007, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.   Each share shall be entitled to one vote on all matters.  As of the record date there were [3,641,961,290] shares of the Company’s Class A common stock outstanding and entitled to vote, held by approximately ___________ holders of record.  For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about _________________, 2007.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no fewer than three.  Presently, the Company's Board of Directors consists of three members, three of whom are nominees for reelection at the Annual Meeting.  Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.  Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

THOMAS A. MURDOCK, 63, is a co-founder of the Company and has served as an executive officer and member of the Company's board of directors since June 1994.  He has been the Company’s chief executive officer since January 26, 1999.  For much of his career, Mr. Murdock was a commercial banker and a senior corporate executive with significant international emphasis and experience.  In 1966, Mr. Murdock earned a B.S. degree from the University of Utah.

ROGER D. DUDLEY, 55, is a co-founder of the Company and has served as an executive officer and member of the Company's board of directors since June 1994.  Mr. Dudley currently serves as the Company’s executive vice president and chief financial officer.  After several years at IBM in marketing and sales, he began his career in the investment banking industry.  He has extensive experience in corporate finance, equity and debt private placements and asset management.  In 1975, Mr. Dudley studied at the University of Utah.

WILLIAM A. MAASBERG, JR., 67, became a director of the Company in September 1999 and was named chief operating officer February 1, 2000.  From December 1997 through February 1999, Mr. Maasberg was vice president and general manager of the AMS Division of Eyring Corporation which manufactures multi-media electronic work instruction software applications.  He was also a co-founder and principal in Information Enabling Technologies, Inc. ("IET"), and LIBRA Corporation ("LIBRA"), two companies focusing on software application development, and served in several key executive positions with both IET and LIBRA from May 1976 through November 1997.  Mr. Maasberg worked for IBM Corporation from July 1965 through May 1976 in various capacities.  He received his B.S. Degree from Stanford University in Electrical Engineering and his M.S. in Electrical Engineering from the University of Southern California.

Messrs. Murdock, Dudley, and Maasberg are nominees for election to the Company's Board of Directors.  None of the executive officers, directors or nominees of the Company is related to any other officer, director or nominee of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected the certified public accounting firm of Hansen, Barnett & Maxwell, P.C. (“HBM”), as the independent public accountants for the Company for the fiscal year ending December 31, 2007.  At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of HBM as the Company's independent public accountant for the 2007 fiscal year.

Information on Fees Paid to Hansen Barnett & Maxwell

Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2006, for professional services rendered by Hansen Barnett & Maxwell, P.C., for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2006 were $106,000.

The aggregate fees billed for the fiscal year ended December 31, 2005, for professional services rendered by Hansen Barnett & Maxwell, P.C., for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2005 were $203,000.

Audit-related Fees

The aggregate fees billed for the fiscal year ended December 31, 2006, for assurance and related services by Hansen Barnett & Maxwell, P.C., that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal year 2006 were $17,000.

The aggregate fees billed for the fiscal year ended December 31, 2005, for assurance and related services by Hansen Barnett & Maxwell, that are reasonably related to the performance of the audit or review of the registrant's financial statements for fiscal year 2005 were $28,000.

Tax Fees

The aggregate fees billed for the fiscal year ended December 31, 2006, for professional services rendered by Hansen Barnett & Maxwell, P.C., for tax compliance, tax advice, and tax planning, for that fiscal year were $1,000.  Services provided included preparation of federal and state income tax returns.

The aggregate fees billed for the fiscal year ended December 31, 2005, for professional services rendered by Hansen Barnett & Maxwell, P.C., for tax compliance, tax advice, and tax planning, for that fiscal year were $1,000.  Services provided included preparation of federal and state income tax returns.

All Other Fees

There were no other fees billed to the Company by Hansen Barnett & Maxwell, P.C., in the fiscal year ended December 31, 2006.

The aggregate fees billed in the fiscal year ended December 31, 2005, for products and services provided by Hansen Barnett & Maxwell other than those services reported above, for that fiscal year were $34,000.  The other fees billed in 2005 related to Hansen Barnett & Maxwell’s participation in the accounting due diligence related to various acquisition opportunities.  This participation was approved by the Board of Directors prior to commencement.  Hansen Barnett & Maxwell made no management decisions.  Their role was to review and analyze information related to the possible acquisitions as directed by the Company’s management.

Audit Committee Policies and Procedures

Not applicable.

Attendance at Annual Meeting

Representatives of HBM are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO INCLUDE 20,000,000,000 SHARES OF  COMMON STOCK, PAR VALUE $.0001 PER SHARE.

The first sentence of Article Fourth of the Company’s certificate of incorporation, as amended to date, reads:

“FOURTH:  The total number of shares of stock which the Company shall have authority to issue is FIVE BILLION (5,000,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.”

The Company’s Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this sentence of Article Fourth of the Company’s certificate of incorporation (the “Amendment") that would increase the number of shares of Common Stock that the Company is authorized to issue from 800,000,000 shares to 5,000,000,000 shares.  The first sentence of Article Fourth, as amended, would read as follows:

“FOURTH:  The total number of shares of stock which the Company shall have authority to issue is TWENTY BILLION (20,000,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.”

Except for this change, the Amendment would not affect any other provision of the certificate of incorporation.

Background of the Proposed Amendment

As of the Record Date, there were [3,641,961,290] shares of the Company’s Class A Common Stock issued and outstanding. As of September 30, 2007, there were 418,087 shares of Class A Common Stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company’s existing incentive stock option plans.

Management believes that the proposed Amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities to raise additional capital, to pursue strategic investment partners, to facilitate possible future acquisitions and to provide stock-related employee benefits.  To date, the Company’s primary source of financing has been private sales of Common Stock or other equity or debt securities convertible into Common Stock.  To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

As described in our periodic filings, our main source of funding recently has been through the sales of convertible debt and equity instruments, including convertible debentures, notes, and shares of our preferred stock.  We no longer have access to our previous equity lines of credit.

The convertible securities we had outstanding as of the date of this proxy statement included stock options; warrants; Series A Preferred Stock; Series L Preferred Stock; Series M Preferred Stock; Series N Preferred Stock; Series E Convertible Debentures; and a convertible note to related parties.  The convertible equity and debt securities listed above are referred to herein as the “Convertible Securities.”  All of the Convertible Securities are exercisable or convertible into shares of our Class A common stock.  As of the date of this Proxy Statement, we did not have sufficient shares to satisfy all of these conversions or exercises.

As of the date of this proxy statement, our Certificate of Incorporation (as amended to date), authorizes us to issue only up to 5,000,000,000 shares of our Class A common stock.   If the increase to the authorized capital is approved, we anticipate that we may use the additional shares available to us in connection with a variety of purposes, including issuances in connection with conversions of the listed Convertible Securities.

There is a risk of significant downward pressure on the price of the common stock as the holders of the various Convertible Securities convert such Convertible Securities into shares of our Class A common stock and sell material amounts of common stock, which could encourage short sales.  This could place significant downward pressure on the price of the common stock.  Generally, “short selling” means selling a security, contract or commodity not owned by the seller.  The seller is committed to eventually purchase the financial instrument previously sold.  Short sales are used to capitalize on an expected decline in the security's price.  As the holders of the Convertible Securities convert such securities, we issue shares to them, which they then may choose to sell into the market pursuant to Rule 144 or other exemptions from the registration requirements.  Such sales could have a tendency to depress the price of the stock, which could increase the potential for short sales.

Our issuances of shares in connection with conversions of the Convertible Securities may result in substantial dilution to the interests of other holders of common stock.

Because the conversion prices of the Convertible Securities are is based on the market price of our common stock, there is effectively no limit on the number of shares that may be issued.  As such, our shareholders are subject to the risk of substantial dilution to their interests as a result of our issuance of shares in connection with conversions of the Convertible Securities.

For these reasons, the Company’s Board of Directors is seeking shareholder approval of the proposed Amendment.

If the Amendment is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Class A Common Stock unless required by law or any rules or regulations to which the Company is subject.

Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock.  Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely.  Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

If the Company’s shareholders do not approve the Amendment, due to changes in the market price of the Common Stock affecting conversion ratios of conversions of the Convertible Securities, the Company may be precluded from issuing shares of our Class A common stock as required, and we may be deemed to be in default of the Convertible Securities, which could adversely affect the Company’s operations and financial condition.   Moreover, even if the Company were to negotiate additional merger or acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

Adoption of the proposal to approve the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date entitled to vote on Proposal No. 3.  If approved by the shareholders, the Amendment would become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to the certificate of incorporation setting forth such increase.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

INFORMATION ABOUT FONIX CORPORATION

The following table sets forth certain information concerning the executive officers and directors of Fonix as of November 16, 2007:

Name	Age	Position

Thomas A. Murdock (1)*	63	Director, President & Chief Executive Officer
Roger D. Dudley(2)*	55	Director, Executive Vice President & Chief Financial Officer
William A. Maasberg, Jr. (1) (2)	67	Director, Chief Operating Officer

(1)	Member, Compensation Committee
(2)	Member, Audit Committee
*	Committee Chairman

      Biographical information on Messrs. Murdock, Dudley, and Maasberg appears above at page 2.

SIGNIFICANT EMPLOYEES AND CONSULTANTS

In addition to the officers and directors identified above, the Company expects the following individuals to make significant contributions to the Company's business during 2006.

D. LYNN SHEPHERD is vice president and general manager of embedded automotive and wireless and mobile applications and has been employed by the Company since 1997.  He was employed by Synergetics from 1992 to March 13, 1997.  Before his employment with Synergetics, he was employed with Mentorgraphics where he acted as a software systems architect in automatic semiconductor design.  Before Mentorgraphics, he worked on a contract basis with Signetics, Inc.  Mr. Shepherd graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering.  He also received a Masters of Business Administration from Brigham Young University.

R. BRIAN MONCUR is director of core technologies Implementation and has been with the Company since 1997.  He was previously employed by Synergetics, Inc., from 1992 to 1997. Before his employment with Synergetics, he was employed by Signetics, Inc. and Mentorgraphics, where he was a senior process engineer and software development engineer. Mr. Moncur graduated from Brigham Young University with a Bachelor of Science degree in chemical engineering.

None of the executive officers or directors of the Company is related to any other officer or director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SCC Asset Management Inc. ("SCC") (formerly Studdert Companies Corp.)

SCC is a Utah corporation that provides investment and management services.  The officers, directors and owners of SCC are Thomas A.  Murdock and Roger D.  Dudley, each of whom is a director and executive officer of Fonix.

Prior to October 2002, the Company subleased office space at market rates from SCC Asset Management, Inc., formerly Studdert Companies Corp.  Messrs.  Murdock and Dudley and a former executive officer of Fonix personally guaranteed these leases in favor of SCC’s landlord.  The subleases required monthly rental payments of $10,000.  During October 2002, the Company assumed SCC’s lease obligation.  The subleases were terminated effective February 2003.  On March 18, 2003, the Company executed a promissory note with the landlord in the amount of $114,000 covering outstanding lease obligations.  The note was paid in full in March 2004.

Loans from Senior Management to Company

During 2002, two executive officers of the Company (the “Lenders”) sold shares of the Company’s Class A common stock owned by them and advanced the resulting proceeds amounting to $333,000 to the Company under the terms of a revolving line of credit and related promissory note.  The funds were advanced for use in Company operations.  The advances bear interest at 12 percent per annum, which interest is payable on a semi-annual basis.  The entire principal, along with unpaid accrued interest and any other unpaid charges or related fees, were originally due and payable on June 10, 2003.  The Company and the Lenders have agreed to postpone the maturity date on several occasions.  The note was due September 30, 2006, and no default had been declared.  As of the date of this report, the Company had not made payment against the outstanding balance due on the note.  All or part of the outstanding balance and unpaid interest may be converted at the option of the Lenders into shares of Class A common stock of the Company at any time.  The conversion price was the average closing bid price of the shares at the time of the advances.  To the extent the market price of the Company’s shares is below the conversion price at the time of conversion, the Lenders are entitled to receive additional shares equal to the gross dollar value received from the original sale of the shares.  A beneficial conversion option of $15,000 was recorded as interest expense in connection with this transaction.  The Lenders may also receive additional compensation as determined appropriate by the Board of Directors.

In October 2002, the Lenders pledged 30,866 shares of the Company's Class A common stock to the Equity Line Investor in connection with an advance of $183,000 to us under the Third Equity Line (see Note 12 to Consolidated Financial Statements).  The Equity Line Investor subsequently sold the pledged shares and applied $82,000 of the proceeds as a reduction of the advance.  The value of the pledged shares of $82,000 was treated as an additional advance from the Lenders.

During the fourth quarter of 2003, the Company made a principal payment of $26,000 against the outstanding balance of the promissory note.  During 2004, the Company entered into an agreement with the holders of the promissory note to increase the balance of the note payable by $300,000 in exchange for a release of the $1,443,000 of accrued liabilities related to prior indemnity agreements between us and the note holders.  The Company classified the release of $1,143,000 as a capital contribution in the Consolidated Financial Statements during the fourth quarter of 2004.  The Company made principal payments against the note of $253,000 during the year ended December 31, 2004.  During the year ended December 31, 2005, the Company received an additional advance of $50,000 against the promissory note.  The balance due at December 31, 2005 was $485,000.  During the year ended December 31, 2006, the Company received additional advances of approximately $420,000 and made principal payments to the Lenders against the note of $105,000.  During the quarter ended March 31, 2007, the Company received additional advances of $102,000.  The balance due at September 30, 2007 was $902,000.

The unpaid balance of $902,000 at September 30, 2007, is secured by our assets, including intellectual property rights and our stock of Fonix Speech.  As of September 30, 2007, the Lenders had not converted any of the outstanding balance or interest into common stock.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to us during the fiscal year ended December 31, 2006, we are aware of the following untimely filings:

Messrs. Murdock and Dudley filed late Forms 5.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2007, the number of shares of Common Stock of Fonix beneficially owned by all persons known to be holders of more than five percent of our Common Stock and by the executive officers and directors of Fonix individually and as a group. Unless indicated otherwise, the address of the stockholder is our principal executive offices, 9350 South 150 East, Suite 700, Sandy, Utah 84070.

Name and Address of 5% Beneficial Owners, Executive Officers, and Directors	Number of Shares Beneficially Owned	Percent of Class (1)
Thomas A. Murdock Chairman of the Board & Chief Executive Officer	2,528,879,971(2)	40.98%
Roger D. Dudley Executive Vice President & Chief Financial Officer, Director	1,675,171,354(3)	31.51%
William A. Maasberg Chief Operating Officer, Director	42,500(4)	*
All Officers and Directors as a Group (3 persons)	2,529,048,800	40.98%

* Less than 1 percent.

(1)   Percentages rounded to nearest 1/100th of one percent. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of Common Stock listed for each such person in the table.

(2)   Includes 40,000 shares of Common Stock deposited in a voting trust (the “Voting Trust”) as to which Mr. Murdock is the sole trustee and 2,528,733,650 shares of Common Stock issuable as of September 30, 2007, into the Voting Trust under a convertible promissory note (the “Convertible Note”) held by Mr. Murdock and Mr. Dudley. Persons who have deposited their shares of Common Stock into the Voting Trust have dividend and liquidation rights (“Economic Rights”) in proportion to the number of shares of Common Stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares. All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust. The Voting Trust expires, unless extended according to its terms, on the earlier of March 31, 2008, or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) the Company is dissolved or liquidated. Although as the sole trustee of the Voting Trust Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except for 853,688,625 shares issuable as of September 30, 2007, under the Convertible Note as to which he will directly own Economic Rights when issued. Also includes 71 shares owned directly by Mr. Murdock, and options to purchase 106,250 shares of the Company’s Common Stock.

(3)   Includes (i) 1,675,045,025 shares of Common Stock issuable as of September 30, 2007, under the Convertible Note which will be deposited into the Voting Trust when issued, (ii) 71 shares owned directly by Mr. Dudley, (iii) 8 shares owned by Mr. Dudley’s minor children, (iv) options to purchase 106,250 shares of the Company’s Common Stock, and (v) 20,000 shares held in the Voting Trust.

(4)   Consisting of options to purchase 42,500 shares of Common Stock.

Report of Audit Committee

[The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. However, the directors who serve on the Audit Committee are not independent for purposes of the Rule 4200(A)(15) of The National Association of Securities Dealers' listing standards, and do not meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act.

The Audit Committee operates under a written charter adopted by the Board of Directors.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2006.

We have discussed with the independent public accountants of the Company, Hansen, Barnett & Maxwell, P.C. ("HBM"), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent accountants during its examination of the Company's financial statements.

We have received and reviewed written disclosures and the letter from HBM, required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and we have discussed with HBM their independence under such standards. We have concluded that the independent public accountants are independent from the Company and its management.

Based on our review and discussions referred to above, we have recommended to the Board of Directors (and the Board has approved our recommendation) that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Respectfully submitted to the Board of Directors on March 26, 2007,

Audit Committee
Roger D. Dudley (Chairman)
William A. Maasberg, Jr.

The Audit Committee Charter of Fonix Corporation was included as Appendix A to the Company’s Proxy Statement for the 2003 Annual Meeting of Shareholders.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

Our board of directors took action at 4 duly noticed meetings of the board during 2005.  Each director attended (in person or telephonically) all of the meetings of Fonix’s board of directors.  During 2005, our board of directors had the following committees: Audit Committee, comprised of Messrs.  Dudley (chairman) and Maasberg; and Compensation Committee, comprised of Messrs. Murdock (chairman) and Maasberg.  These standing committees conducted meetings in conjunction with meetings of the full board of directors.

Compensation Committee Interlocks and Insider Participation

Messrs. Murdock and Maasberg served as the Compensation Committee during the fiscal year ended December 31, 2006.  Both are executive officers and directors of the Company.  Neither are executive officers, directors, or compensation committee members of any other entity whose officers or directors serve on the Compensation Committee of the Company.  Please see the discussion above regarding related party transactions involving Mr. Murdock.

Compensation of Directors

Prior to April 1996, our directors received no compensation for their service. We historically have reimbursed our directors for actual expenses incurred in traveling to and participating in directors’ meetings, and we intend to continue that policy for the foreseeable future. On March 30, 1996, our board of directors adopted, and our shareholders subsequently approved, our 1996 Directors’ Stock Option Plan (the “Directors’ Plan”). Under the Directors’ Plan, members of the Board as constituted on the date of adoption received options to purchase 5,000 shares of our Class A common stock for each year (or any portion thereof consisting of at least six months) during which such persons had served on the board for each of fiscal years 1994 and 1995 and were granted 5,000 shares for each of fiscal years 1996 through 2002, which options vested after completion of at least six months’ service on the board during those fiscal years. These options have terms of ten years. No options were granted to our directors under the Directors’ Plan during 2006. Similar grants have been made to our under our 1998 Stock Option Plan, as set forth elsewhere in this report.

Directors who are executive officers are also entitled to participate under the 2002 Employee Compensation Plan, described elsewhere in this Proxy Statement.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Related December 31, 2006 Option/SAR Values

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2005 Exercisable/Unexercisable (#)	Value of In-the-Money Options/SARs at December 31, 2005 Exercisable/Unexercisable ($)
Thomas A. Murdock	0	$ 0	106,250/0	$0/$0
Roger D. Dudley	0	$ 0	106,250/0	$0/$0
William A. Maasberg, Jr.	0	$ 0	42,500/0	$0/$0

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of the Company’s program for compensation of its named executive officers and directors. As of the date of this Report, the compensation committee of the Board of Directors was responsible for determining the Company’s compensation program.

Compensation Program Objectives

The Company’s compensation program is designed to encompass several factors in determining the compensation of the Company’s named executive officers. The following are the main objectives of the compensation program for the Company’s named executive officers:

-	Retain qualified officers.
-
Provide overall corporate direction for the officers and also to provide direction that is specific to officer’s respective areas of authority. The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

-	Provide a performance incentive for the officers.

The Company’s compensation program is designed to reward the officers in the following areas:

-	Achievement of specific goals;
-	Professional education and development;

-	Creativity in the form of innovative ideas and analysis for new programs and projects;
-	New program implementation;
-	Attainment of company goals, budgets, and objectives;
-	Results oriented determination and organization;
-	Positive and supportive direction for company personnel; and
-	Community involvement.

As of the date of this Report, there were three principal elements of named executive officer compensation. The Compensation Committee determines the portion of compensation allocated to each element for each individual named executive officer. The discussions of compensation practices and policies are of historical practices and policies. Our Compensation Committee is expected to continue these policies and practices, but will reevaluate the practices and policies as it considers advisable.

The elements of the compensation program include:

-	Base salary;
-	Stock options and stock awards;
-	Employee benefits in the form of:
-	Health and dental insurance;
-	Auto reimbursement; and
-	Other de minimis benefits.

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified named executive officers. The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the named executive officer.

Stock options and stock awards

Stock ownership is provided to enable named executive officers and directors to participate in the success of the Company. The direct or potential ownership of stock will also provide the incentive to expand the involvement of the named executive officer to include, and therefore be mindful of, the perspective of stockholders of the Company.

Employee benefits

Several of the employee benefits for the named executive officers are selected to provide security for the named executive officers. Most notably, health insurance coverage is intended to provide a level of protection to that will enable the named executive officers to function without having the distraction of having to manage undue risk. The health insurance also provides access to preventative medical care which will help the named executive officers function at a high energy level, to manage job related stress, and contribute to the overall well being of the named executive officers, all of which contribute to an enhanced job performance.

Other de minimis benefits

Other de minimis employee benefits such as cell phones and auto usage reimbursements are directly related to job functions but contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual named executive officer. As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions. Typically, stock options are based on the current market value of the option and how that will contribute to the overall compensation of the named executive officer. Consideration is also given to the fact that the option has the potential for an appreciated future value. As such this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the named executive officer.

Accordingly, in determining the compensation program for the Company, as well as setting the compensation for each named executive officer, the Compensation Committee of the Board of Directors attempts to attract the interest of the named executive officer within in the constraints of a compensation package that is fair and equitable to all parties involved.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Grants ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation	Total ($)
Thomas A. Murdock Chief Executive Officer & President (2)	2006	$ 309,400 (1)	--	--	--	--	--	$ 13,543 (3)	$ 322,943
Roger D. Dudley Executive vice President & Chief Financial Officer (2)	2006	$ 309,400 (1)	--	--	--	--	--	$ 12,465 (3)	$ 321,865
William A. Maasberg, Jr. Chief Operating Officer	2006	$ 125,000	--	--	--	--	--	--	$ 125,000

(1)       Due to cash flow difficulties, Messrs. Murdock and Dudley were not paid their full contracted rate of $309,400 for 2006, but were paid $256,100 and $256,100 respectively. The shortfall of $53,300 for Mr. Murdock and $53,300 for Mr. Dudley has been included in the outstanding balance of the related party note at December 31, 2006.
(2)       The Company has executive employment agreements with Messrs. Murdock and Dudley. The expiration date is December 31, 2010, the material terms of each executive employment agreement with Messrs. Murdock and Dudley are identical and are as follows: the annual base salary for each executive officer is $309,400 and may be adjusted upward in future years as deemed appropriate by the board of directors.

Each such executive officer also is entitled to customary insurance benefits, office and support staff and an automobile allowance. In addition, if any executive is terminated without cause during the contract term, then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive’s option, be immediately paid in a lump sum payment to the executive officer, and all stock options, warrants and other similar rights granted by us and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind.
Each executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause. Under the terms of the non-competition clause, each executive has agreed that for a period of one year after termination of his employment with us the executive will not engage in any capacity in a business which competes with or may compete with Fonix.
(3)       These amounts relate to expenses paid by the Company for the use of automobiles for the named executive officers.

GRANTS OF PLAN-BASED AWARDS
For Fiscal Year Ended December 31, 2006

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise Price or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maxi-mum ($)	Threshold (#)	Target (#)	Maxi-mum (#)

Thomas A. Murdock	N/A	--	--	--	--	--	--	--	--	--
Roger D. Dudley	N/A	--	--	--	--	--	--	--	--	--
William A. Maasberg, Jr.	N/A	--	--	--	--	--	--	--	--	--

For the year ended December 31, 2006, there were no grants of plan based awards.

OUTSTANDING EQUITY AWARDS AT FISCAL 2006 YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expi-ration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Thomas A. Murdock	126,500	--	--	$0.04	2010	--	$355	--	--
Roger D. Dudley	126,500	--	--	$0.04	2010	--	$355	--	--
William A. Maasberg, Jr.	42,500	--	--	$0.04	2010	--	$119	--	--

This table lists the securities underlying unexercised options as of December 31, 2006, and related information.

OPTION EXERCISES AND STOCK VESTED
For Fiscal Year Ended December 31, 2006

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas A.. Murdock	--	--	--	--
Roger D. Dudley	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--

For the year ended December 31, 2006, there were no option exercises.

PENSION BENEFITS
For Fiscal Year Ended December 31, 2006

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Thomas A. Murdock	N/A	--	--	--
Roger D. Dudley	N/A	--	--	--
William A. Maasberg, Jr.	N/A	--	--	--

For the year ended December 31, 2006, there were no pension benefits paid. We do not currently have a pension plan.

NONQUALIFIED DEFERRED COMPENSATION
For Fiscal Year Ended December 31, 2006

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Thomas A. Murdock	--	--	--	--	--
Roger D. Dudley	--	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--	--

For the year ended December 31, 2006, there was no non-qualified compensation.

DIRECTOR COMPENSATION
For Fiscal Year Ended December 31, 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas A. Murdock	--	--	--	--	--	--	--
Roger D. Dudley	--	--	--	--	--	--	--
William A. Maasberg, Jr.	--	--	--	--	--	--	--

For the year ended December 31, 2006, no compensation was paid to the directors for their service as directors.

Board of Directors Meetings, Committees and Director Compensation

Our board of directors took action at 2 duly noticed meetings of the board during 2006. Each director attended (in person or telephonically) all of the meetings of Fonix’s board of directors. During 2006, our board of directors had the following committees: Audit Committee, comprised of Messrs. Dudley (chairman) and Maasberg; and Compensation Committee, comprised of Messrs. Murdock (chairman) and Maasberg. These standing committees conducted meetings in conjunction with meetings of the full board of directors.

Compensation Committee Report on Executive Compensation

[The following Executive Compensation Report and the performance graph appearing herein shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Fonix specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

Fonix Corporation’s Compensation Committee has reviewed and discussed the above “Compensation Discussion and Analysis” with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Respectfully submitted,

Compensation Committee:
Thomas A. Murdock
William A. Maasberg, Jr.

Stock Performance Graph

The following graph compares the yearly cumulative total returns from the Company’s Class A common stock during the five fiscal year period ended December 31, 2006, with the cumulative total return on the Media General Index and the Standard Industrial Classification (SIC) Code Index for the same period.  The comparison assumes $100 was invested on December 31, 2001, in the Company’s Class A common stock and in the common stock of the companies in the referenced Indexes and further assumes reinvestment of dividends.

	2001	2002	2003	2004	2005	2006
FONIX CORPORATION	100.00	38.46	10.70	4.64	0.47	0.07
NASDAQ MARKET INDEX	100.00	42.78	75.97	95.23	95.42	86.56
SIC CODE INDEX - 7373	100.00	69.75	104.88	113.70	116.19	128.12

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting.  If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company.  In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof.  The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material.  The cost of this solicitation of proxies will be borne by the Company.

ANNUAL REPORT

Copies of the Company's Amended Annual Report on Form 10-K (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Roger D. Dudley, 9350 South 150 East, Suite 700, Sandy, Utah 84070.  A request for a copy of the Company's Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on November 19, 2007.  Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

A Copy of the Company's 2006 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2007 Annual Meeting of Shareholders must have been received by the Company by December 31, 2006.  No valid proposals were received from eligible shareholders.

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2008 Annual Meeting of Shareholders must have been received by the Company by December 31, 2007.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  The Company suggests that any such request be submitted by certified mail, return receipt requested.  The Board of Directors will review any proposal which is received by December 31, 2007, and determine whether it is a proper proposal to present to the 2008 Annual Meeting.

The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement.  If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States.  A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors

/s/ Thomas A. Murdock
Thomas A. Murdock
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
___________________, 2007

APPENDICES

1.	PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

2.	FORM OF PROXY

APPENDIX 1 - PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The text of the amendment to the Corporation's Certificate of Incorporation is as follows:

"FOURTH:  The total number of shares of stock which the Company shall have authority to issue is TWENTY BILLION (20,000,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock.  All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

A.        Common Stock.  The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

1.	Dividend and Other Rights of Common Stock.

a.         Ratable Treatment.  Except as specifically otherwise provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.  The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock.  If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

b.         Dividends.  Subject to the rights of the holders of Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

2.	Voting Rights of Common Stock.

a.         Class A Common Stock.  Except as otherwise provided by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

b.         Class B Common Stock.  Except as otherwise provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.
3.	Redemption.

a.         Class A Common Stock.  Except as otherwise provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

b.         Class B Common Stock.  At any time after September 2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock.  Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered.  All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated stock, but may not be reissued as Class B Common Stock.  The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

c.	Definitions.

(i)         "Redemption Price" shall be (i) during the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

(ii)        "Fair Market Value" shall mean, on any particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over the counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

B.         Preferred Stock.  The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors.  In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.  If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company.

APPENDIX 2 - FORM OF PROXY
FONIX CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at 9350 South 150 East, Suite 700, Sandy, Utah 84070, on Friday, December 28, 2007, at 10:00 a.m., M.S.T., or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.
1.	Election of Directors.

FOR	WITHHOLD AS TO ALL	FOR ALL EXCEPT
/ /	/ /	/ /

(INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

Thomas A. Murdock	Roger D. Dudley	William A. Maasberg, Jr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.
2.	To approve the Board of Directors' selection of Hansen, Barnett & Maxwell as the Company's independent public accountant for the fiscal year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.
3.
To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 20,000,000,000 shares of Common Stock, par value $.0001 per share.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND IN THE PROXIES’ DISCRETION FOR PROPOSAL 4.

Please sign and date this proxy where shown below and return it promptly:

Date:                                                                            , 2007

Signed: ____________________________________     ________________________________________

PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.